UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2012

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada	89193-8510

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2012, Southwest Gas Corporation (the “Company”) completed its previously announced public offering of $250 million aggregate principal amount of 3.875% Senior Notes due 2022 (the “Notes”). The Notes were offered pursuant to an effective registration statement filed with the Securities and Exchange Commission on March 20, 2012 (File No. 333-180226).

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated March 20, 2012, with BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (the “Underwriting Agreement”). In addition, on March 23, 2012, the Company entered into an indenture with respect to the Notes with The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture”).

The Underwriting Agreement and the Indenture are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

The Company’s press release announcing the pricing of the public offering of the Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained above in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2012, by and among Southwest Gas Corporation and BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Indenture, dated as of March 23, 2012, by and between Southwest Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Press release, dated March 21, 2012, announcing the pricing of the public offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: March 23, 2012	/s/ Gregory Peterson
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2012, by and among Southwest Gas Corporation and BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Indenture, dated as of March 23, 2012, by and between Southwest Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Press release, dated March 21, 2012, announcing the pricing of the public offering of the Notes.